UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 12, 2023

APPLIED UV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39480	84-4373308
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

150 N. Macquesten Parkway Mount Vernon, NY	10550
(Address of registrant’s principal executive office)	(Zip code)

(914) 665-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AUVI	The Nasdaq Stock Market LLC
10.5% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	AUVIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Applied UV, Inc. (the “Company”) filed a Certificate of Change to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada (the “Certificate of Change”) to effect a 1-for-25 reverse stock split (the “reverse stock split”) of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), on December 12, 2023, and simultaneously decrease the total number of authorized shares of Common Stock at the same ratio as the reverse stock split. The Certificate of Change has no effect on the par value of the Common Stock. No fractional shares were issued in connection with the reverse stock split and stockholders received one share of Common Stock in lieu of a fractional share.

The Common Stock began trading on a reverse stock split-adjusted basis on The Nasdaq Capital Market when the market opened on December 12, 2023. The trading symbol for the Common Stock remains “AUVI.” The Common Stock was assigned a new CUSIP number (037988300) following the reverse stock split.

The Company has adjusted the number of shares available for future grant under its equity incentive plan and has also adjusted the number of outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued to reflect the effects of the reverse stock split.

A copy of the Certificate of Change is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Information.

On December 8, 2023, the Company issued a press release announcing the reverse stock split. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Change filed on December 11, 2023.
99.1	Press Release dated as of December 8, 2023.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED UV, INC.

Date: December 18, 2023	By:	/s/Mike Riccio
Mike Riccio
Chief Financial Officer

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